                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2004

PORTFOLIO MERGERS

            On December 14, 2004, the Board of Trustees approved the following portfolio mergers:

      1.  Strategic Growth Trust        into    U.S. Global Leaders Growth Trust
      2.  Small Company Blend Trust     into    Small Cap Opportunities Trust
      3.  Overseas Trust                into    International Value Trust
      4.  Equity Index Trust            into    500 Index Trust B*
      5.  Diversified Bond Trust        into    Active Bond Trust*
      7.  Aggressive Growth Trust       into    Mid Cap Stock Trust

* The 500 Index Trust B and the Active Bond Trust are new portfolios. The Trust has filed a post-effective amendment to register the shares of these portfolios. It does not intend to sell any shares of these portfolios prior to the effective time of the mergers except for sales to the Lifestyle Trusts.

            The proposal to merge these portfolios will be presented to shareholders of acquired portfolios at a meeting of shareholders to be held on March 1, 2005. If the merger is approved by shareholders, it is expected that the mergers will take place immediately after the close of business on April 29, 2005. The record date for the shareholder meeting is December 31, 2004.

MID CAP STOCK

      The portfolio may invest up to 15% of its assets in foreign securities. Previously, the portfolio was authorized to invest up to 10% of its assets in foreign securities.

NAME OF TRUST

Effective January 1, 2005, the name of the Trust will change to "John Hancock Trust."

POLICY REGARDING DISCLOSURE OF TRUST PORTFOLIO HOLDINGS

The Statement of Additional Information of the Trust contains a description of the Trust's policies and procedures regarding disclosure of Trust portfolio holdings. (See "Procedures Regarding Disclosure of Trust Portfolio Holdings")

The ten largest holdings of each Trust portfolio will be posted to the website listed below 30 days after each calendar quarter end. This information will remain on the website until the date the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust's Form N-CSR and Form N-Q will contain each portfolio's entire portfolio holdings as of the applicable calendar quarter end.

     http://www.manulifeusa.com/Marketing/Portfolio/PortfolioIndexPage.aspx


VALUATION OF SECURITIES

The disclosure regarding the valuation of portfolio securities under "Purchases and Redemption of Shares" is amended and restated as follows:

      Valuation of Securities. Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, portfolio securities are valued at fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the Trust's Pricing Committee (the "Pricing Committee"), and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees.

      Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects its fair value.

      In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Trust may also fair value securities in other situations, for example, when a particular foreign market is closed but the Trust is calculating the net asset value for its portfolios. In view of these factors, it is likely that Trust portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Trust portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

      For purposes of determining when fair value adjustments may be appropriate with respect to Trust portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Trust will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P index or of certain "i-Share Exchange Traded Funds" ("i-Shares") which track foreign markets in which Trust portfolios have significant investments. If a significant market event occurs due to a change in the value of the S&P index or of i-Shares, the pricing for all Trust portfolios that invest in foreign market that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such portfolios will be recommended to the Trust's Pricing Committee where applicable.

      Fair value pricing of securities is intended to help ensure that the net asset value of a portfolio's shares reflects the value of the portfolio's securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a portfolio at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

   All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trusts and by the American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust and American Growth-Income Trust (the "MIT American Funds") are valued at their net asset value. The MIT American Funds invest in corresponding American Funds master funds, and the prospectus for the American Funds master funds which accompanies this prospectus describes the valuation of securities held by these master funds, including the circumstances in which such securities may be fair valued.


DEUTSCHE ASSET MANAGEMENT, INC. ("DeAM") - Real Estate Securities Trust

The following portfolio manager change has been made to the Real Estate Securities Trust:

John W. Vojticek, a former portfolio manager of the Real Estate Securities Trust, will be joining John F. Robertson, Jerry W. Ehlinger and Mark D. Zeisloft as a portfolio manager of the Real Estate Securities Trust at the end of September, 2004. Karen Knudson, one of the current portfolio managers, will be retiring at the end of September, 2004.

Mr. Vojticek has 8 years of investment experience in the real estate securities area as a trader, analyst and portfolio manager. Prior to rejoining DeAM in September, 2004, Mr. Vojticek spent 6 months at K.G. Redding and Associates as a real estate securities manager. Prior to working at K.G. Redding and Associates, Mr. Vojticek was employed at DeAM in various capacities in the real estate securities area including as a trader and as an analyst.

INTERNATIONAL INDEX TRUST

On June 18, 2004 the shareholders of the International Index Trust approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets, subject to all of the liabilities, of the International Index Trust by and in exchange for Series I and Series II shares of the International Equity Index Fund, a separate series of the John Hancock Variable Series Trust I. This transaction was effected immediately after the close of business on June 18, 2004.


SMALL-MID CAP GROWTH TRUST
SMALL-MID CAP TRUST
SELECT GROWTH TRUST
CORE VALUE TRUST
GLOBAL EQUITY SELECT TRUST

Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust and Global Equity Select Trust are currently subject to the following expense reimbursement:

      Advisory fees are reduced or the Adviser reimburses the portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

      - 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust;

      - 0.15% in the case of the Global Equity Select Trust

On May 18, 2004, the Adviser gave notice to the Trust that effective July 1, 2004 this expense reimbursement will be terminated.

The annual expenses of each portfolio reflecting the elimination of the expense reimbursement are as follows:

(as a percentage of portfolio average net assets for the fiscal year ended December 31, 2003)*

                 MANAGEMENT                                               TOTAL TRUST ANNUAL
TRUST PORTFOLIO     FEES          12B-1 FEES           OTHER EXPENSES          EXPENSES
---------------     ----          ----------           --------------          --------
                              SERIES I  SERIES II   SERIES I & SERIES II   SERIES I   SERIES II
                              --------  ---------   --------------------   --------   ---------
Small-Mid Cap
Growth Trust        0.80%      0.15%      0.35%            1.27%             2.22%      2.42%
Small-Mid Cap
Trust               0.95%      0.15%      0.35%            2.86%             3.96%      4.16%
Select Growth
Trust               0.80%      0.15%      0.35%            1.00%             1.95%      2.15%
Core Value Trust    0.80%      0.15%      0.35%            0.85%             1.80%      2.00%
Global Equity
Select Trust        0.90%      0.15%      0.35%            0.98%             2.03%      2.23%

* Portfolio net assets as of December 31, 2003 have been adjusted to reflect the subsequent redemption by the Lifestyle Trusts of their shares of the Small-Mid Cap Trust.

                THE DATE OF THIS SUPPLEMENT IS DECEMBER 15, 2004.

MITSUPP121504